[HGK Logo Omitted]


                                FIXED INCOME FUND
                                EQUITY VALUE FUND

                         SEMI-ANNUAL REPORT TO SHAREHOLDERS
                              AS OF APRIL 30, 2001






                THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED
                 BY A CURRENT PROSPECTUS FOR THE FUND DESCRIBED.

              MANAGER'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

INVESTMENT OBJECTIVES

The HGK Fixed Income Fund seeks total return through current income and capital appreciation consistent with the preservation of capital. The Fund's goal is to outperform the Lehman Brothers Government/Credit Bond Index while taking less risk. HGK controls risk by maintaining a relatively duration-neutral posture versus the Index, while adding value through over-weighting particular sectors or areas of the yield curve. The Fund invests primarily in U.S. Government securities, investment-grade corporate bonds, and asset-backed securities.

PERFORMANCE SUMMARY

The HGK Fixed Income Fund produced a total return for the 6 months ending April 30, 2001 of 7.22% versus a total return of 6.23% for the Lehman Brothers Government/Credit Bond Index. The Fund also produced a return for the 1 year ending April 30, 2001 of 10.71% versus a total return of 12.11% for the Lehman Brothers Government/Credit Bond Index.

REVIEW

o 200 basis points of Fed easing appears to have stabilized the equity markets.
o Credit based securities have generated significant excess returns YTD in response to the four 50 basis point rate cuts.
o Swap spreads and credit spreads remain at historically wide levels.
o The yield curve steepened reflecting investors' anticipation of additional Fed easing and a "flight to quality" in response to continued volatility in the equity markets.
o Record YTD issuance of corporate debt ($229.5 billion as of April 30, 2001) has been absorbed, with moderate downward pressure put upon on credit spreads as issuers took advantage of the historically low absolute level of borrowing.
o BBB rated securities continued to trade at levels reminiscent of the 1990-1991 recession. Credit "blowups" (California utilities, JC Penney, Lucent, Xerox, Comdisco) continued to wreak havoc upon portfolios.
o Moody's downgrade/upgrade ratio deteriorated to 3.5:1 in the first quarter of 2001.
o Lenders continued to tighten standards as the high-yield default rate and the level of non-performing consumer debt continued to rise.
o 1st quarter 2001 GDP growth was a surprising 2.0%. 2nd and 3rd quarter growth is projected to be 1% and 1.5%, respectively. Clearly a slowdown, but not a recession.

OUTLOOK

o The Fed will lower rates an additional 50 basis points at their June meeting. This should complete the easing cycle.
o Credit spreads will not tighten significantly until earnings results and forecasts improve.
o Rising unemployment, combined with eroding consumer confidence and consumption, will continue to reduce the consumers' impact upon the economy and prolong the weak corporate earnings environment.
o Credit "blowups" will continue to punish investors. An emphasis should be placed on diversification, liquidity and upgrading the overall credit quality of portfolios.
o HGK will continue to underweight BBB securities at less than 25% of the index weighting.
o Portfolio duration has been reduced to approximately neutral to the index, as we believe further rate cuts are reflected in the current level of treasury yields.
o The yield curve should flatten as the easing cycle comes to an end and the Treasury buyback of longer dated maturities moderately influences long rates lower.
o HGK will continue to increase the level of structured product (AAA-rated asset-backed securities and collateralized mortgage-backed securities) in portfolios as a means of adding diversification and incremental spread without assuming additional credit risk.

              MANAGER'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

INVESTMENT OBJECTIVES

The HGK Equity Value Fund seeks to achieve long-term capital appreciation by investing primarily in large capitalization U.S. stocks that exhibit value characteristics. The Fund's goal is to outperform the overall market over an entire market cycle and outperform the Wilshire Target Large Value Index over shorter periods. A secondary objective is lower-than-market volatility, which may be achieved through broad sector diversification.

PERFORMANCE SUMMARY

For the six-month period ending April 30, 2001 the Fund returned 1.27%. The Fund's performance benchmark, the Wilshire Target Large Value Index, posted a return of 6.62% over the same period. The S&P 500 was down (12.07%). This performance reflects a reversal from the last shareholder report, when the Fund exceeded the benchmark, but trailed the broader market.

OUTLOOK

2001 has begun with signs of slowing economic growth giving way to fears of a full-blown recession. In response to declining Industrial Production as well as GDP, the Federal Reserve has moved twice within the span of one month, reducing the Federal Funds Rate by 100 basis points. Much of the contraction in both the economy and the stock market can be linked to the open market operations of the Fed. A substantial amount of bank liquidity, which had been injected into the system because of Y2K fears, has been pulled out. The withdrawal of excess liquidity from the banking system has produced a slowing economy, falling interest rates and a weaker outlook.

Looking forward, lower interest rates, the paying down of federal debt, and the likelihood of substantial tax cuts should add stimulus and liquidity to the economy as well as the stock market. The first sectors of the economy to revive should be consumer related as they benefit from increased discretionary income for individuals. It is important that fiscal and monetary policy stem the erosion in consumer confidence. The industrial manufacturing sector of the economy will take longer to turn as excessive inventories in many industries need to be worked down. In addition, excess manufacturing capacity will also be an overhang. In summary, we would expect the economy to show signs of improvement in the second half of this year. One mitigating fact is that total household debt is very high and the saving rate is near zero. If confidence is not restored, the recovery in the economy may be pushed further out.

With respect to the stock market, we are becoming more constructive in light of favorable fiscal and monetary policy. The NYSE Advance/Decline Line, after declining from April 1998 through March 2000 has broken its downtrend. The A/D Line is a measure of market breadth or health and represents the majority of stocks. Our analysis indicates a shift in market leadership away from "New Economy" stocks and into "Old Economy" ones, especially secondary issues. Although the major market averages may be struck in a trading range for several years, the broad market and average stock should work higher as money flows out of the large technology/growth shares into other areas. At this juncture we have increased our exposure to larger midcap stocks. We are placing increased focus on valuation as a means of limiting downside risk while reducing somewhat the emphasis on operating momentum since this will be hard to come by in the near term.

STATEMENT OF NET ASSETS                         THE ADVISORS' INNER CIRCLE FUND
April 30, 2001                                                      (Unaudited)

[Pie Chart Omitted]
Plot points are as follows:
% of Portfolio

Repurchase Agreement 1%

Asset-Backed Securities 8%

U.S. Gov't. Mortgage-Backed Obligations 10%

U.S. Treasury Obligations 28%

Corporate Obligations 26%

U.S. Gov't. Agency Obligations 27%



                                      Face      Market
                                     Amount      Value
HGK FIXED INCOME FUND                 (000)      (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (27.5%)
   U.S. Treasury Bonds
        6.250%, 05/15/30              $ 85     $    90
        6.125%, 08/15/29               200         206
        5.250%, 02/15/29               250         228
   U.S. Treasury Notes
        6.875%, 05/15/06               150         163
        6.500%, 02/15/10               750         808
        6.375%, 01/31/02               150         152
        5.750%, 11/30/02               500         511
        5.750%, 11/15/05               100         104
        5.750%, 08/15/10               400         410
        5.000%, 02/15/11                25          24
                                               -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $2,683)                                 2,696
                                               -------

U.S. GOVERNMENT AGENCY OBLIGATIONS (26.4%)
   FHLB, Ser 100
        5.800%, 09/02/08               150         149
   FHLB, Ser L703
        5.060%, 10/16/03               400         400
   FHLB, Ser NY03
        6.875%, 08/15/03               250         261
   FHLMC
        6.300%, 06/01/04               175         175
   FHLMC, MTN, Ser 1
        6.000%, 02/21/06               100         101
   FNMA
        7.000%, 07/15/05               275         292
        6.625%, 11/15/10               325         338
        6.250%, 02/01/11               100          99
        5.450%, 02/12/04               245         246
   TVA, Ser G
        5.375%, 11/13/08               550         531
                                               -------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $2,533)                                 2,592
                                               -------


                                      Face      Market
                                     Amount      Value
                                      (000)      (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-
   BACKED OBLIGATIONS (10.2%)
   FHLMC
        7.500%, 12/01/29             $ 224     $   229
        7.500%, 02/01/31               235         240
   FNMA
        7.000%, 12/01/13               183         187
   GNMA
        7.000%, 05/15/28                94          95
        7.000%, 09/20/29               249         250
                                               -------
TOTAL U.S. GOVERNMENT MORTGAGE-
   BACKED OBLIGATIONS
   (Cost $990)                                   1,001
                                               -------

CORPORATE OBLIGATIONS (25.9%)
BANKS (1.8%)
   BankBoston, MTN
        6.375%, 04/15/08               175         173
                                               -------
ELECTRICAL SERVICES (2.5%)
   Empresa Nacional Electric
        7.750%, 07/15/08               250         243
                                               -------
FINANCIAL SERVICES (10.8%)
   Abbey National Capital Trust I (A)
        8.963%, 12/29/49               200         217
   CIT Group
        6.500%, 02/07/06               250         251
   General Motors Acceptance
        6.750%, 01/15/06               150         152
   Salomon Smith Barney
        5.875%, 03/15/06               150         149
   UBS Preferred Funding Trust I (A)
        8.622%, 10/01/49               270         291
                                               -------
                                                 1,060
                                               -------
GAS/NATURAL GAS (0.7%)
   Consolidated Natural Gas
        6.850%, 04/15/11                75          74
                                               -------
INSURANCE (2.3%)
   Trenwick Capital Trust I
        8.820%, 02/01/37               325         229
                                               -------
MANUFACTURING (2.5%)
   Tyco International Group
        6.750%, 02/15/11               250         249
                                               -------
PETROLEUM & FUEL PRODUCTS (1.3%)
   Noble Drilling
        7.500%, 03/15/19               125         125
                                               -------
PROFESSIONAL SERVICES (0.5%)
   Service International
        6.000%, 12/15/05                75          52
                                               -------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                         THE ADVISORS' INNER CIRCLE FUND
April 30, 2001                                                      (Unaudited)

                                      Face      Market
HGK FIXED INCOME FUND                Amount      Value
(concluded)                           (000)      (000)
--------------------------------------------------------------------------------
RETAIL (1.3%)
   Kohl's
        7.250%, 06/01/29             $ 125     $   124
                                               -------
TELEPHONES & TELECOMMUNICATIONS (2.2%)
   British Telecom
        8.625%, 12/15/30               200         211
                                               -------
TOTAL CORPORATE OBLIGATIONS
   (Cost $2,580)                                 2,540
                                               -------

ASSET-BACKED SECURITIES (7.8%)
   Merrill Lynch Mortgage Investors,
     Ser 1999-C1, Cl A-2
        7.560%, 09/15/09               275         292
   Nomura Asset Securities,
     Ser 1998, Cl D6
        6.590%, 03/17/28               300         306
   Nomura Asset Securities,
     Ser 1998-D6, Cl A1A
        6.280%, 03/17/28               171         174
                                               -------
TOTAL ASSET-BACKED SECURITIES
   (Cost $735)                                     772
                                               -------

REPURCHASE AGREEMENT (1.1%)
   Lehman Brothers
     4.250%, dated 04/30/01, matures
     05/01/01, repurchase price
     $103,714 (collateralized by U.S.
     Treasury Note, market
     value $106,308)                   104         104
                                               -------
TOTAL REPURCHASE AGREEMENT
   (Cost $104)                                     104
                                               -------
TOTAL INVESTMENTS (98.9%)
   (Cost $9,625)                                 9,705
                                               -------
OTHER ASSETS AND LIABILITIES, NET (1.1%)           105
                                               -------

                                                 Value
                                                 (000)
--------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 983,950 outstanding
     shares of beneficial interest             $10,618
   Distributions in excess of net
     investment income                              (2)
   Accumulated net realized loss
     on investments                               (886)
   Net unrealized appreciation
     on investments                                 80
                                               -------
TOTAL NET ASSETS (100.0%)                      $ 9,810
                                               =======
   Net Asset Value, Offering and
     Redemption Price Per Share                  $9.97
                                               =======

(A) VARIABLE RATE SECURITY -- THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF APRIL 30, 2001
CL -- CLASS
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
SER -- SERIES
TVA -- TENNESSEE VALLEY AUTHORITY


   The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                         THE ADVISORS' INNER CIRCLE FUND
April 30, 2001                                                       (Unaudited)

[Pie Chart Omitted] Plot points are as follows:

% of Portfolio

Repurchase Agreement 4%

Common Stock 96%


                                                 Market
                                                  Value
HGK EQUITY VALUE FUND                Shares       (000)
--------------------------------------------------------------------------------
COMMON STOCK (97.0%)
AUTOMOTIVE (2.7%)
   General Motors                     2,500     $   137
                                                -------
BANKS (12.2%)
   Bank of America                    3,400         190
   FleetBoston Financial              3,500         134
   Golden West Financial              2,700         158
   JP Morgan Chase                    3,000         144
                                                -------
                                                    626
                                                -------
BUILDING CONSTRUCTION (2.2%)
   Martin Marietta Materials          2,500         115
                                                -------
CHEMICALS (2.6%)
   E.I. du Pont de Nemours            3,000         136
                                                -------
COMPUTERS & SERVICES (8.0%)
   Compaq Computer                    4,500          79
   First Data                         1,600         108
   IBM                                1,500         173
   Sun Microsystems*                  3,000          51
                                                -------
                                                    411
                                                -------
CONTAINERS & PACKAGING (2.4%)
   Newell Rubbermaid                  4,500         121
                                                -------
DRUGS (1.8%)
   Bristol-Myers Squibb               1,700          95
                                                -------
ELECTRONICS MANUFACTURING  (2.5%)
   Emerson Electric                   1,900         127
                                                -------
ELECTRICAL SERVICES (2.6%)
   TXU                                3,000         132
                                                -------
FOOD, BEVERAGE & TOBACCO (5.5%)
   Conagra Foods                      3,000          62
   H.J. Heinz                         3,000         117
   Supervalu                          7,700         105
                                                -------
                                                    284
                                                -------

                                                 Market
                                                  Value
                                     Shares       (000)
--------------------------------------------------------------------------------
GAS/NATURAL GAS (2.3%)
   KeySpan                            3,000     $   119
                                                -------
INSURANCE (4.4%)
   Lincoln National                   2,000          92
   Torchmark                          3,500         133
                                                -------
                                                    225
                                                -------
LEISURE PRODUCTS (1.7%)
   Brunswick                          4,500          90
                                                -------
MACHINERY (5.6%)
   Ingersoll-Rand                     3,200         150
   Parker Hannifin                    3,000         140
                                                -------
Total Machinery                                     290
                                                -------
MEDICAL PRODUCTS & SERVICES (6.4%)
   Johnson & Johnson                  1,200         116
   Merck                              1,500         114
   Tenet Healthcare*                  2,200          98
                                                -------
                                                    328
                                                -------
METALS (2.7%)
   Alcoa                              3,400         141
                                                -------
PAPER & PAPER PRODUCTS (4.0%)
   Kimberly-Clark                     1,900         113
   Mead                               3,300          93
                                                -------
                                                    206
                                                -------
PETROLEUM REFINING (11.8%)
   Baker Hughes                       2,400          94
   Chevron                            1,000          97
   Texaco                             2,000         145
   USX-Marathon Group                 4,500         144
   Williams                           3,000         126
                                                -------
                                                    606
                                                -------
PRINTING & PUBLISHING (0.8%)
   Gannett                              600          39
                                                -------
RAILROADS (0.9%)
   Burlington Northern Santa Fe       1,500          44
                                                -------
RESTAURANTS (2.7%)
   McDonald's                         5,000         137
                                                -------
RETAIL (1.4%)
   Sears Roebuck                      2,000          74
                                                -------
SEMI-CONDUCTORS/INSTRUMENTS (2.4%)
   Intel                              4,000         124
                                                -------

   The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
April 30, 2001                                                       (Unaudited)

                                   Shares/          Market
   HGK EQUITY VALUE FUND          Face Amount       Value
   (CONCLUDED)                      (000)           (000)
---------------------------------------------------------
 TELEPHONES & TELECOMMUNICATIONS (7.4%)
   Motorola                           5,500     $    86
   Nortel Networks                    2,500          38
   SBC Communications                 2,200          91
   Tellabs*                           2,500          88
   Williams Communications Group*     2,467          11
   WorldCom*                          3,700          68
                                                -------
                                                    382
                                                -------
TOTAL COMMON STOCK
   (Cost $5,165)                                  4,989
                                                -------

REPURCHASE AGREEMENT (3.6%)
   Morgan Stanley Dean Witter
     6.250%, dated 04/30/01, matures
     05/01/01, repurchase price
     $184,821 (collateralized by U.S.
     Treasury Note, market
     value $189,432)                   $185         185
                                                -------
TOTAL REPURCHASE AGREEMENT
   (Cost $185)                                      185
                                                -------
TOTAL INVESTMENTS (100.6%)
   (Cost $5,350)                                  5,174
                                                -------
OTHER ASSETS AND LIABILITIES, NET (-0.6%)           (29)
                                                -------


                                                  Value
                                                  (000)
--------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 552,522 outstanding
     shares of beneficial interest               $5,251
   Distributions in excess of net
     investment income                               (2)
   Accumulated net realized gain
     on investments                                  72
   Net unrealized depreciation
     on investments                                (176)
                                                 ------
TOTAL NET ASSETS (100.0%)                        $5,145
                                                 ======
   Net Asset Value and
     Redemption Price Per Share                   $9.31
                                                 ======
   Maximum Offering Price
     Per Share ($9.31 / 94.5%)                    $9.85
                                                 ======
* NON-INCOME PRODUCING SECURITY




   The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS (000)                  THE ADVISORS' INNER CIRCLE FUND
For the six-month period ended April 30, 2001                       (Unaudited)



                                                                                         HGK               HGK
                                                                                    FIXED INCOME      EQUITY VALUE
                                                                                        FUND              FUND
-------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividend Income..............................................................    $   --                $ 55
   Interest Income ............................................................        353                   3
-------------------------------------------------------------------------------------------------------------------
     Total Investment Income...................................................        353                  58
-------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ...................................................         24                  24
   Administrative Fees ........................................................         37                  37
   Professional Fees ..........................................................         13                  24
   Transfer Agent Fees ........................................................         14                  18
   Printing Fees ..............................................................          8                   8
   Trustee Fees ...............................................................          3                   3
   Registration and Filing Fees ...............................................          3                   2
   Distribution Fees............................................................        --                   6
   Custodian Fees .............................................................          2                   2
   Insurance and Other Fees ...................................................          2                   1
-------------------------------------------------------------------------------------------------------------------
   Total Expenses..............................................................        106                 125
-------------------------------------------------------------------------------------------------------------------
   Less: Investment Advisory Fees Waived........................................       (24)                (24)
Reimbursements by Adviser.......................................................       (33)                (62)
-------------------------------------------------------------------------------------------------------------------
   Net Expenses.................................................................        49                  39
-------------------------------------------------------------------------------------------------------------------
       Net Investment Income  .................................................        304                  19
-------------------------------------------------------------------------------------------------------------------
   Net Realized Gain from Securities Sold .....................................        290                  72
   Net Change in Unrealized Appreciation (Depreciation) on Investment Securities        88                 (36)
-------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments ..........................        378                  36
-------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations .......................     $  682                $ 55
===================================================================================================================
Amounts designated as "--" are either $0 or have been rounded to $0.


     The accompanying notes are an integral part of the financial statements.


STATEMENTS OF CHANGES IN NET ASSETS (000)                                         THE ADVISORS' INNER CIRCLE FUND
For the six-month period ended April 30, 2001 (Unaudited)
and the year ended October 31, 2000


                                                                       HGK                          HGK
                                                                  FIXED INCOME                 EQUITY VALUE
                                                                      FUND                         FUND
                                                            -------------------------    --------------------------
                                                             11/01/00      11/01/99        11/01/00     11/01/99
                                                            TO 4/30/01    TO 10/31/00     TO 4/30/01   TO 10/31/00
-------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income .............................         $  304        $  897           $ 19         $ 41
   Net Realized Gain (Loss) from Securities Sold .....            290          (629)            72          134
   Net Change in Unrealized Appreciation (Depreciation)
     on Investment Securities ........................             88           170            (36)           7
-------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting
     from Operations..................................            682           438             55          182
-------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income .............................           (306)         (896)           (20)         (41)
   Realized Capital Gains ............................             --            --           (130)        (113)
-------------------------------------------------------------------------------------------------------------------
   Total Distributions................................           (306)         (896)          (150)        (154)
-------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares Issued .....................................             55           511            236          834
   Shares Issued in Lieu of Cash Distributions .......            257           870            150          153
   Shares Redeemed ...................................           (738)       (7,305)          (943)      (1,638)
-------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets from Capital Share
     Transactions ....................................           (426)       (5,924)          (557)        (651)
-------------------------------------------------------------------------------------------------------------------
   Total Decrease in Net Assets ......................            (50)       (6,382)          (652)        (623)
-------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period ...............................          9,860        16,242          5,797        6,420
-------------------------------------------------------------------------------------------------------------------
   End of Period .....................................       $  9,810      $  9,860        $ 5,145      $ 5,797
-------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
   Issued ............................................              5            53             27           91
   Issued in Lieu of Cash Distributions ..............             26            90             16           17
   Redeemed ..........................................            (75)         (759)          (103)        (184)
-------------------------------------------------------------------------------------------------------------------
   Net Decrease in Share Transactions.................            (44)         (616)           (60)         (76)
===================================================================================================================
Amounts designated as "--" are either $0 or have been rounded to $0.


     The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND
For a Share Outstanding Throughout Each Period
For the six-month period ended April 30, 2001 (Unaudited) and the periods ended October 31,





             Net                   Realized and                                      Net                        Net
            Asset                   Unrealized    Distributions    Distributions    Asset                     Assets,
            Value,        Net         Gains          from Net          From        Value,                       End
          Beginning    Investment  (Losses) on      Investment        Capital        End           Total     of Period
          of Period     Income      Securities       Income           Gains       of Period        Return      (000)
          ---------    --------     ----------      --------         -------      -----------     ---------   --------
-----------------
HGK FIXED INCOME
-----------------
2001*      $ 9.59         $0.31        $ 0.38        $(0.31)         $   --        $ 9.97           7.22%     $ 9,810
2000         9.88          0.63         (0.29)        (0.63)             --          9.59           3.58        9,860
1999        10.51          0.54         (0.49)        (0.54)          (0.14)         9.88           0.48       16,242
1998        10.53          0.60          0.02         (0.60)          (0.04)        10.51           6.00       14,945
1997        10.29          0.60          0.24         (0.60)             --         10.53           8.47       13,371
1996        10.88          0.61         (0.17)        (0.61)          (0.42)        10.29           4.29       12,515

-----------------
HGK EQUITY VALUE
-----------------
2001*      $ 9.45         $0.03        $ 0.08        $(0.03)         $(0.22)       $ 9.31           1.27%     $ 5,145
2000         9.32          0.07          0.28         (0.06)          (0.16)         9.45           3.79        5,797
1999(1)     10.00          0.02         (0.68)        (0.02)             --          9.32          (6.46)       6,420




                                                                     Ratio
                                                    Ratio            of Net
                                   Ratio          of Expenses      Investment
                                   of Net         to Average     Income (Loss) to
                     Ratio        Investment      Net Assets       Average Net
                   of Expenses     Income         (Excluding     Assets (Excluding       Portfolio
                   to Average     to Average     Waivers and       Waivers and           Turnover
                   Net Assets     Net Assets    Reimbursements)   Reimbursements)          Rate
                   ----------     ----------    ---------------   ---------------        --------
-----------------
HGK FIXED INCOME
-----------------
2001*                 1.00%          6.23%            2.17%             5.06%            121.91%
2000                  1.00           6.48             1.69              5.79             210.04
1999                  1.00           5.33             1.71              4.62             322.36
1998                  1.00           5.62             1.70              4.92             173.93
1997                  1.00           5.85             1.64              5.21             256.52
1996                  1.00           5.92             1.51              5.41             264.02

-----------------
HGK EQUITY VALUE
-----------------
2001*                 1.50%          0.68%            4.76%            (2.58)%            19.35%
2000                  1.50           0.67             4.27             (2.10)             29.98
1999(1)               1.50           0.52             5.53             (3.51)              5.01


 *  For the six-month period ended April 30, 2001. All ratios for the period have been annualized.
 +  Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
(1) The HGK Equity Value Fund commenced operations on June 9, 1999. All ratios for the period have been annualized.
 Amounts designated as "--" are either $0 or have been rounded to $0.

  The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND
April 30, 2001                                                       (Unaudited)


1.  ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and a Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open- end management investment company with ten portfolios. The financial statements herein are those of the HGK Fixed Income Fund and HGK Equity Value Fund (the "Funds"). The financial statements of the remaining funds are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

2.  SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds.

     SECURITY VALUATION -- Investment securities of the Funds which are listed on a securities exchange for which market quotations are available are valued at the last quoted sales price for such securities on each business day, or, if there is no such reported sales price on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income. Securities for which quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees of which there were none as of April 30, 2001.

     FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements and provisions adopted by the Adviser ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     EXPENSES -- Expenses that are directly related to one of the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily for the HGK Fixed Income Fund and monthly for the HGK Equity Value Fund and paid to Shareholders monthly for each of the Funds. Any net realized capital gains are distributed to Shareholders at least annually.
                                       10

NOTES TO FINANCIAL STATEMENTS (continued)       THE ADVISORS' INNER CIRCLE FUND
April 30, 2001                                                       (Unaudited)



     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED -- On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for the fiscal years beginning after December 15, 2000. The Management of the Funds does not expect any material impact on results of operations or financial condition of the Funds upon adoption of the provisions of the Guide.

3.  TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Funds have entered into an agreement with the Distributor to act as an agent in placing repurchase agreements for the Funds. For its services, the Distributor received $67 for the six months ended April 30, 2001.

4.  ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or 0.18% of the first $250 million, 0.14% of the next $250 million, and 0.10% of any amount above $500 million of the Fund's average daily net assets.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991 as amended and restated on August 8, 1994. The Distributor receives no fees for its distribution services related to the HGK Fixed Income Fund under this agreement.

HGK Equity Value Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, overtime these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Plan provides for payment of fees to the Distributor at an annual rate of 0.25% of the average daily net assets.

5.  INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Funds and HGK Asset Management, Inc. (the "Adviser") are parties to an Investment Advisory Agreement dated August 15, 1994 under which the Adviser receives an annual fee equal to 0.50% and 0.90% of the average daily net assets of the HGK Fixed Income and HGK Equity Value Funds, respectively. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses for the HGK Fixed Income Fund to an annual rate of not more than 1.00% of the average daily net assets and has contractually agreed to waive fees and reimburse expenses in order to keep total operating expense from exceeding 1.50% for the HGK Equity Value Fund. Fee waivers and expense reimbursements are voluntary for the HGK Fixed Income Fund and may be terminated at any time.

First Union National Bank acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of

NOTES TO FINANCIAL STATEMENTS (continued)   THE ADVISORS' INNER CIRCLE FUND
April 30, 2001                                                   (Unaudited)

the Funds or which securities are to be purchased or sold by the Fund.

6.  INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the six months ended April 30, 2001 are as follows:

                             HGK FIXED          HGK EQUITY
                            INCOME FUND         VALUE FUND
                                (000)             (000)
                            -----------         ----------
Purchases
     Government .......       $5,580            $   --
     Other ............        5,359             1,013
Sales
     Government .......        4,388                --
     Other ............        6,967             1,686


At April 30, 2001, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at April 30, 2001, are as follows:

                            HGK FIXED       HGK EQUITY
                           INCOME FUND      VALUE FUND
                               (000)           (000)
                           -----------      -----------
Aggregate gross
     unrealized
     appreciation ........    $  181          $ 508
Aggregate gross
     unrealized
     depreciation ........      (101)          (684)
                              ------          -----
Net unrealized appreciation
     (depreciation) ......    $   80          $(176)
                              ======          =====

                                      NOTES

     TRUST:
     The Advisors' Inner Circle Fund

     HGK FUNDS:
     HGK Fixed Income Fund
     HGK Equity Value Fund

     ADVISER:
     HGK Asset Management, Inc.

     DISTRIBUTOR:
     SEI Investments Distribution Co.

     ADMINISTRATOR:
     SEI Investments Mutual Funds Services

     LEGAL COUNSEL:
     Morgan, Lewis & Bockius LLP

     INDEPENDENT PUBLIC ACCOUNTANTS:
     Arthur Andersen LLP

     For information call: 1-877-DIAL-HGK









     HGK-F-005-05000